UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 30, 2008

VERIGY LTD.

(Exact name of registrant as specified in its charter)

Singapore	000-52038	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Verigy Ltd.

No. 1 Yishun Ave. 7

Singapore 768923

(Address of principal executive offices, including zip code)

+65 6755-2033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

On June 2, 2008, Verigy Ltd. issued a press release announcing that on April 30, 2008, the Company appointed Jorge Luis Titinger as the Company’s Chief Operating Officer, effective June 9, 2008.  Mr. Titinger most recently served as Senior Vice President of FormFactor, Inc.’s Product Business Group, from November 2007 through June 8, 2008. Mr. Titinger previously served as Chief Manufacturing Officer and Executive Vice President of Global Operations of KLA-Tencor Corporation, a supplier of process control and yield management solutions for semiconductor and related microelectronics industries from February 2006 to October 2007. He also served as Chief Administrative Officer of KLA-Tencor from January 2005 to February 2006, Senior Vice President and General Manager of KLA-Tencor’s Global Support Services and Field Operations Group from July 2004 to December 2005, and Vice President and General Manager of KLA-Tencor’s TI and Central USA Field Business Unit from January 2003 to July 2004.  Mr. Titinger holds a B.S. and M.S. in Electrical Engineering, and an M.S. in Engineering Management from Stanford University. A copy of Verigy’s press release is attached hereto as Exhibit 99.1.

In connection with his appointment, Mr. Titinger and Verigy entered into an Offer Letter Agreement, dated April 30, 2008.  Pursuant to the Offer Letter Agreement, Verigy will pay Mr. Titinger a monthly base salary of $29,167 (equivalent to $350,000 per annum).  On June 4, 2008, and pursuant to the terms of the Offer Letter Agreement, the Compensation Committee approved the following equity awards as of June 9, 2008:

1.               a nonqualified stock option grant exercisable for 112,500 ordinary shares.  The option is divided into four tranches, each representing ¼ of the total shares covered by the option.  The exercise price of the first tranche will be the fair market value of Verigy’s ordinary shares on June 9, 2008.  The exercise prices of the second, third and fourth tranches will be the fair market value of Verigy’s ordinary shares on the third trading day following the announcement of the Company’s quarterly financial results for the fiscal quarters ending July 30, 2008, October 31, 2008, and January 31, 2009, respectively.  The option grant will vest as to 25% of the shares in each tranche on June 13, 2009.  Thereafter, the option will vest as to 6.25% of the shares in each tranche in twelve equal quarterly installments, with the first installment vesting on September 13, 2009;

2.               a restricted share award covering 45,000 ordinary shares, 25% of which will vest on June 13, 2009 and 6.25% of which will vest quarterly thereafter over three years; and

3.               a restricted share award covering 7,500 ordinary shares, 50% of which will vest on June 13, 2009 and 50% of which will vest on June 13, 2010.

The Offer Letter Agreement between Mr. Titinger and Verigy is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. on June 2, 2008.
99.2	Offer Letter Agreement between Verigy Ltd. and Jorge Titinger, dated April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verigy Ltd.

By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel
Vice President and General Counsel

Date:  June 5, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Verigy Ltd. on June 2, 2008.
99.2	Offer Letter Agreement between Verigy Ltd. and Jorge Titinger, dated April 30, 2008.